UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 28, 2020
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 28, 2020, Eugene S. Katz notified the Board of Directors (the “Board”) of Workiva Inc. (the “Company”) of his intent to retire from his role as a director of the Company effective as of February 28, 2021 (the “Departure Date”). In connection with Mr. Katz’s retirement, the Company will prorate Mr. Katz’s annual cash compensation through the Departure Date. In addition, the grant of restricted stock units received by Mr. Katz in connection with the 2020 Annual Meeting of Stockholders will vest upon the Departure Date. Mr. Katz’s decision to retire does not relate to any disagreement with the Company, its management or the Board of Directors on any matter relating to the Company’s operations, policies or practices. The Company deeply appreciates Mr. Katz’s service and commitment and wishes him well.
On October 29, 2020, the Board voted to appoint Julie Iskow as a Class III director, effective as of January 1, 2021, until her successor shall have been duly elected and qualified or until her earlier resignation or removal. Ms. Iskow’s initial term will expire concurrently with the terms of the other Class III Directors. The size of the Board will increase from seven to eight members upon the effectiveness of Ms. Iskow’s appointment and subsequently decrease from eight to seven members upon the Departure Date.
Ms. Iskow has served as Executive Vice President and Chief Operating Officer of the Company since October 2019, and as an employee director will not receive additional compensation for her service as a director. There are no arrangements or understandings between Ms.Iskow and any other person pursuant to which Ms. Iskow was appointed to the Board, and Ms. Iskow is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of November, 2020.

WORKIVA INC.

By:	/s/ Brandon Ziegler
Name:	Brandon Ziegler
Title:	Senior Vice President, General Counsel and Corporate Secretary